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Exhibit 10.10

TC ACQUISITION CORP.

                        , 2006

Law Offices of Tyler R. Meade
1816 Fifth Street
Berkeley, California 94710

Gentlemen:

        This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of TC Acquisition Corp. ("TCAC") and continuing until the earlier of the consummation by TCAC of a "Business Combination" or TCAC's liquidation (as described in TCAC's IPO prospectus; such date the "Termination Date"), Law Offices of Tyler R. Meade shall make available to TCAC certain office, administrative support and secretarial services as may be required by TCAC from time to time, situated at 1816 Fifth Street, Berkeley, CA 94710. In exchange therefore, TCAC shall pay Law Offices of Tyler R. Meade the sum of $7,500.00 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,
TC ACQUISITION CORP.
By:

Name: Robert J. Majteles Title: President and Chief Executive Officer
AGREED TO AND ACCEPTED BY:
LAW OFFICES OF TYLER R. MEADE
By:
Name: Title:

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  Exhibit 10.10